                                                                      EXHIBIT 16

                          INVESTMENT PERFORMANCE -- EATON VANCE ARIZONA MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 25, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/25/91      $952.23        $1,501.84      57.72%      7.86%         50.18%      6.99%

5 YEARS ENDED
07/31/97          07/31/92      $952.13        $1,280.73      34.51%      6.11%         28.07%      5.07%

1 YEAR ENDED
07/31/97          07/31/96      $952.43        $1,053.97      10.66%     10.66%          5.40%      5.40%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                               Exhibit 16



                   EV  ARIZONA MUNICIPALS FUND - CLASS A
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/97

                             Interest Income Earned:         $8,094
 Plus                        Dividend Income Earned:
                                                             ------
 Equal                                 Gross Income:         $8,094

 Minus                                     Expenses:           $825
                                                             ------
 Equal                        Net Investment Income:         $7,269

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:        188,100
                                                             ------
 Equal       Net Investment Income Earned Per Share:        $0.0386

                 Net Asset Value Per Share 7/31/97           $10.48

                                      30 Day Yield*:           4.46%

 Divided by           One minus the Tax Rate of 31%:           0.69
                                                             ------
 Equal                      Tax Equivalent Yield **:           6.46%

          Divided by one minus a tax rate of 34.59%:         0.6541
                                                             ------
 Equal                      Tax Equivalent Yield***:           6.82%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0386/$10.48)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

                         INVESTMENT PERFORMANCE -- EATON VANCE ARIZONA MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 25, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/25/91      $1,578.56      $1,578.56      57.86%      7.88%         57.86%      7.88%

5 YEARS ENDED
07/31/97          07/31/92      $1,346.27      $1,326.27      34.63%      6.13%         32.63%      5.81%

1 YEAR ENDED
07/31/97          07/31/96      $1,098.47      $1,048.47       9.85%      9.85%          4.85%      4.85%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                Exhibit 16



                   EV  ARIZONA MUNICIPALS FUND - CLASS B
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/97

                             Interest Income Earned:         $491,876
 Plus                        Dividend Income Earned:
                                                               ------
 Equal                                 Gross Income:         $491,876

 Minus                                     Expenses:         $148,130
                                                               ------
 Equal                        Net Investment Income:         $343,746

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:        9,882,001
                                                               ------
 Equal       Net Investment Income Earned Per Share:          $0.0348

                 Net Asset Value Per Share 7/31/97             $11.22

                                      30 Day Yield*:             3.75%

 Divided by           One minus the Tax Rate of 31%:             0.69
                                                               ------
 Equal                      Tax Equivalent Yield **:             5.43%

          Divided by one minus a tax rate of 34.59%:           0.6541
                                                               ------
 Equal                      Tax Equivalent Yield***:             5.73%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0348/$11.22)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

                         INVESTMENT PERFORMANCE -- EATON VANCE COLORADO MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through July 31, 1997 and for the 1 year period ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $952.17        $1,335.75      40.28%      7.11%         33.58%      6.05%

1 YEAR ENDED
07/31/97          07/31/96      $952.24        $1,063.98      11.74%     11.74%          6.40%      6.40%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV COLORADO MUNICIPALS FUND - CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:         $8,113
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:         $8,113

 Minus                                    Expenses:           $752
                                                            ------
 Equal                       Net Investment Income:         $7,361

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        179,445
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0410

                 Net Asset Value Per Share 7/31/97:         $10.31

                                     30 Day Yield*:           4.82%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.99%

          Divided by one minus a tax rate of 34.45%:        0.6555
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.35%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.041 /$10.31)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Colorado tax rate of 34.45%


                         INVESTMENT PERFORMANCE -- EATON VANCE COLORADO MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through July 31, 1997 and for the 1 year period ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $1,388.47      $1,368.47      38.85%      6.88%         36.85%      6.57%

1 YEAR ENDED
07/31/97          07/31/96      $1,112.56      $1,062.56      11.26%     11.26%          6.26%      6.26%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV COLORADO MUNICIPALS FUND - CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:       $195,422
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:       $195,422

 Minus                                    Expenses:        $31,109
                                                            ------
 Equal                       Net Investment Income:       $164,312

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      3,823,798
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0430

                 Net Asset Value Per Share 7/31/97:         $10.80

                                     30 Day Yield*:           4.83%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           7.00%

          Divided by one minus a tax rate of 34.45%:        0.6555
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.37%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.043 /$10.8)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Colorado tax rate of 34.45%

                       INVESTMENT PERFORMANCE -- EATON VANCE CONNECTICUT MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $952.74        $1,351.06      41.82%      6.88%         35.11%      5.90%

5 YEARS ENDED
07/31/97          07/31/92      $952.10        $1,261.79      32.52%      5.79%         26.18%      4.76%

1 YEAR ENDED
07/31/97          07/31/96      $952.38        $1,048.24      10.06%     10.06%          4.82%      4.82%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV CONNECTICUT MUNICIPALS FUND - CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:        $12,439
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $12,439

 Minus                                    Expenses:         $1,511
                                                            ------
 Equal                       Net Investment Income:        $10,928

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        258,849
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0422

                 Net Asset Value Per Share 7/31/97:         $11.05

                                     30 Day Yield*:           4.63%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.71%

          Divided by one minus a tax rate of 34.11%:        0.6589
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.03%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0422/$11.05)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

                       INVESTMENT PERFORMANCE -- EATON VANCE CONNECTICUT MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $1,380.64      $1,370.64      38.06%      6.34%         37.06%      6.19%

5 YEARS ENDED
07/31/97          07/31/92      $1,290.32      $1,270.32      29.03%      5.23%         27.03%      4.90%

1 YEAR ENDED
07/31/97          07/31/96      $1,091.66      $1,041.66       9.17%      9.17%          4.17%      4.17%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV CONNECTICUT MUNICIPALS FUND - CLASS B
                30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:       $784,382
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:       $784,382

 Minus                                    Expenses:       $223,494
                                                            ------
 Equal                       Net Investment Income:       $560,888

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     16,353,695
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0343

                 Net Asset Value Per Share 7/31/97:         $10.57

                                     30 Day Yield*:           3.93%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           5.70%

          Divided by one minus a tax rate of 34.11%:        0.6589
                                                            ------
 Equal                     Tax Equivalent Yield***:           5.96%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0343/$10.57)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

                         INVESTMENT PERFORMANCE -- EATON VANCE MICHIGAN MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 19, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $952.89        $1,451.02      52.28%      6.91%         45.10%      6.10%

5 YEARS ENDED
07/31/97          07/31/92      $952.41        $1,231.97      29.35%      5.28%         23.20%      4.26%

1 YEAR ENDED
07/31/97          07/31/96      $952.43        $1,039.51       9.14%      9.14%          3.95%      3.95%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                Exhibit 16



            EV  MICHIGAN  MUNICIPALS FUND - CLASS A
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 7/31/97

                              Interest Income Earned:          $5,467
 Plus                         Dividend Income Earned:
                                                               ------
 Equal                                  Gross Income:          $5,467

 Minus                                      Expenses:          $1,664
                                                               ------
 Equal                         Net Investment Income:          $3,802

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:         128,523
                                                               ------
 Equal        Net Investment Income Earned Per Share:         $0.0296

                 Net Asset Value Per Share 7/31/97             $10.13

                                       30 Day Yield*:            3.53%

 Divided by            One minus the Tax Rate of 31%:            0.69
                                                               ------
 Equal                       Tax Equivalent Yield **:            5.12%

          Divided by one minus a tax rate of 35.93%:           0.6407
                                                               ------
 Equal                       Tax Equivalent Yield***:            5.51%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0296/$10.13)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

                         INVESTMENT PERFORMANCE -- EATON VANCE MICHIGAN MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 19, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $1,530.32      $1,530.32      53.03%      7.00%         53.03%      7.00%

5 YEARS ENDED
07/31/97          07/31/92      $1,299.90      $1,279.90      29.99%      5.39%         27.99%      5.06%

1 YEAR ENDED
07/31/97          07/31/96      $1,090.09      $1,040.09       9.01%      9.01%          4.01%      4.01%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                               Exhibit 16



           EV  MICHIGAN MUNICIPALS FUND - CLASS B
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/97

                             Interest Income Earned:        $667,223
 Plus                        Dividend Income Earned:
                                                              ------
 Equal                                 Gross Income:        $667,223

 Minus                                     Expenses:        $193,902
                                                              ------
 Equal                        Net Investment Income:        $473,321

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:      13,825,640
                                                              ------
 Equal       Net Investment Income Earned Per Share:         $0.0342

                 Net Asset Value Per Share 7/31/97            $10.87

                                      30 Day Yield*:            3.81%

 Divided by           One minus the Tax Rate of 31%:            0.69
                                                              ------
 Equal                      Tax Equivalent Yield **:            5.52%

          Divided by one minus a tax rate of 35.93%:          0.6407
                                                              ------
 Equal                      Tax Equivalent Yield***:            5.95%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0342/$10.87)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

                        INVESTMENT PERFORMANCE -- EATON VANCE MINNESOTA MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 29, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/29/91      $952.56        $1,403.61      47.35%      6.66%         40.36%      5.80%

5 YEARS ENDED
07/31/97          07/31/92      $952.48        $1,250.10      31.24%      5.59%         25.01%      4.57%

1 YEAR ENDED
07/31/97          07/31/96      $952.38        $1,045.05       9.73%      9.73%          4.50%      4.50%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV MINNESOTA MUNICIPALS FUND - CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:        $12,105
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $12,105

 Minus                                    Expenses:         $1,542
                                                            ------
 Equal                       Net Investment Income:        $10,563

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        267,007
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0396

                 Net Asset Value Per Share 7/31/97:         $10.15

                                     30 Day Yield*:           4.73%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.86%

          Divided by one minus a tax rate of 36.87%:        0.6313
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.49%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0396/$10.15)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Minnesota tax rate of 36.87%

                        INVESTMENT PERFORMANCE -- EATON VANCE MINNESOTA MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 29, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/29/91      $1,440.13      $1,440.13      44.01%      6.26%         44.01%      6.26%

5 YEARS ENDED
07/31/97          07/31/92      $1,282.71      $1,262.88      28.27%      5.11%         26.29%      4.78%

1 YEAR ENDED
07/31/97          07/31/96      $1,090.14      $1,040.14       9.01%      9.01%          4.01%      4.01%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MINNESOTA MUNICIPALS FUND - CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:       $318,068
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:       $318,068

 Minus                                    Expenses:        $85,290
                                                            ------
 Equal                       Net Investment Income:       $232,778

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      6,497,534
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0358

                 Net Asset Value Per Share 7/31/97:         $10.49

                                     30 Day Yield*:           4.13%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           5.99%

          Divided by one minus a tax rate of 36.87%:        0.6313
                                                            ------
 Equal                     Tax Equivalent Yield***:           6.54%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0358/$10.49)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Minnesota tax rate of 36.87%

                        INVESTMENT PERFORMANCE -- EATON VANCE NEW JERSEY MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $952.43        $1,560.27      63.83%      7.82%         56.03%      7.02%

5 YEARS ENDED
07/31/97          07/31/92      $952.35        $1,294.64      35.94%      6.33%         29.46%      5.30%

1 YEAR ENDED
07/31/97          07/31/96      $952.61        $1,056.62      10.92%     10.92%          5.66%      5.66%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16


           EV NEW JERSEY MUNICIPALS FUND - CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:        $27,184
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:        $27,184

 Minus                                    Expenses:         $3,532
                                                            ------
 Equal                       Net Investment Income:        $23,652

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        549,918
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0430

                 Net Asset Value Per Share 7/31/97:         $10.94

                                     30 Day Yield*:           4.76%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.90%

          Divided by one minus a tax rate of 35.40%:        0.6460
                                                            ------
 Equal                     Tax Equivalent Yield***:           7.37%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.043 /$0.94)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

                        INVESTMENT PERFORMANCE -- EATON VANCE NEW JERSEY MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $1,579.94      $1,579.94      57.99%      7.22%         57.99%      7.22%

5 YEARS ENDED
07/31/97          07/31/92      $1,311.01      $1,291.01      31.10%      5.57%         29.10%      5.24%

1 YEAR ENDED
07/31/97          07/31/96      $1,098.49      $1,048.49       9.85%      9.85%          4.85%      4.85%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



           EV NEW JERSEY MUNICIPALS FUND - CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97:

                            Interest Income Earned:     $1,636,282
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:     $1,636,282

 Minus                                    Expenses:       $439,276
                                                            ------
 Equal                       Net Investment Income:     $1,197,006

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     31,809,159
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0376

                 Net Asset Value Per Share 7/31/97:         $10.94

                                     30 Day Yield*:           4.16%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.03%

          Divided by one minus a tax rate of 35.40%:        0.6460
                                                            ------
 Equal                     Tax Equivalent Yield***:           6.44%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0376/$10.94)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

                       INVESTMENT PERFORMANCE -- EATON VANCE PENNSYLVANIA MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $952.88        $1,545.48      62.19%      7.65%         54.55%      6.86%

5 YEARS ENDED
07/31/97          07/31/92      $952.14        $1,277.73      34.20%      6.06%         27.77%      5.02%

1 YEAR ENDED
07/31/97          07/31/96      $952.88        $1,052.52      10.46%     10.46%          5.25%      5.25%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                               Exhibit 16



                  EV  PENNSYLVANIA TAX FREE FUND - CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97

                            Interest Income Earned:          $24,157
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:          $24,157

 Minus                                    Expenses:           $4,270
                                                              ------
 Equal                       Net Investment Income:          $19,887

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          469,860
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0423

                 Net Asset Value Per Share 7/31/97            $10.96

                                     30 Day Yield*:             4.68%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             6.78%

          Divided by one minus a tax rate of 38.76%:          0.6124
                                                              ------
 Equal                     Tax Equivalent Yield***:             7.64%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0423/$10.96)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 38.76%

                       INVESTMENT PERFORMANCE -- EATON VANCE PENNSYLVANIA MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $1,575.91      $1,575.91      57.59%      7.18%         57.59%      7.18%

5 YEARS ENDED
07/31/97          07/31/92      $1,304.01      $1,284.10      30.40%      5.45%         28.41%      5.13%

1 YEAR ENDED
07/31/97          07/31/96      $1,096.56      $1,046.56       9.66%      9.66%          4.66%      4.66%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                               Exhibit 16



                   EV  PENNSYLVANIA TAX FREE FUND - CLASS B
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/97

                             Interest Income Earned:      $1,944,551
 Plus                        Dividend Income Earned:
                                                          ----------
 Equal                                 Gross Income:      $1,944,551

 Minus                                     Expenses:        $509,190
                                                          ----------
 Equal                        Net Investment Income:      $1,435,361

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:      36,626,631
                                                          ----------
 Equal       Net Investment Income Earned Per Share:         $0.0392

                 Net Asset Value Per Share 7/31/97            $10.90

                                      30 Day Yield*:            4.35%

 Divided by           One minus the Tax Rate of 31%:            0.69
                                                              ------
 Equal                      Tax Equivalent Yield **:            6.30%

          Divided by one minus a tax rate of 38.76%:          0.6124
                                                              ------
 Equal                      Tax Equivalent Yield***:            7.10%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0392/$10.9)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 38.76%

                          INVESTMENT PERFORMANCE -- EATON VANCE TEXAS MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 24, 1992 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              03/24/92      $952.46        $1,375.52      44.41%      7.10%         37.55%      6.13%

5 YEARS ENDED
07/31/97          07/31/92      $952.68        $1,254.15      31.64%      5.65%         25.42%      4.63%

1 YEAR ENDED
07/31/97          07/31/96      $952.96        $1,053.61      10.56%     10.56%          5.36%      5.36%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



               EV  TEXAS MUNICIPALS FUND - CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/97

                            Interest Income Earned:         $1,490
 Plus                       Dividend Income Earned:
                                                            ------
 Equal                                Gross Income:         $1,490

 Minus                                    Expenses:           $188
                                                            ------
 Equal                       Net Investment Income:         $1,303

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         34,067
                                                            ------
 Equal      Net Investment Income Earned Per Share:        $0.0382

                 Net Asset Value Per Share 7/31/97          $10.15

                                     30 Day Yield*:           4.56%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                            ------
 Equal                     Tax Equivalent Yield **:           6.61%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0382/$10.15)+1)-1]

 ** Assuming a tax rate of 31%

                          INVESTMENT PERFORMANCE -- EATON VANCE TEXAS MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 24, 1992 through July 31, 1997 and for the 1 and 5 year periods ended
July 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/97    ON 07/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              03/24/92      $1,458.24      $1,448.24      45.82%      7.29%         44.82%      7.15%

5 YEARS ENDED
07/31/97          07/31/92      $1,329.33      $1,309.33      32.93%      5.86%         30.93%      5.54%

1 YEAR ENDED
07/31/97          07/31/96      $1,099.95      $1,049.95      10.00%     10.00%          5.00%      5.00%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                               Exhibit 16



              EV  TEXAS MUNICIPALS FUND - CLASS B
         30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                   For the 30 days ended 7/31/97

                           Interest Income Earned:       $100,539
 Plus                      Dividend Income Earned:
                                                         --------
 Equal                               Gross Income:       $100,539

 Minus                                   Expenses:        $25,305
                                                         --------
 Equal                      Net Investment Income:        $75,234

 Divided by           Average daily number of shares
                    outstanding that were entitled
                             to receive dividends:      1,959,069
                                                         --------
 Equal     Net Investment Income Earned Per Share:        $0.0384

                 Net Asset Value Per Share 7/31/97         $10.96

                                    30 Day Yield*:           4.24%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                           ------
 Equal                     Tax Equivalent Yield **:          6.14%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0384/$10.96)+1)-1]

 ** Assuming a tax rate of 31%